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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-4 of The MONY Group Inc. (the "Company") of our report dated February 10, 2000 relating to the financial statements, which appear in the Company's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          /s/ PricewaterhouseCoopers LLP
                                          --------------------------------------
                                          PricewaterhouseCoopers LLP

New York, NY

October 17, 2000